Supplement dated October 8, 2025, to the Prospectus dated May 1, 2025, for

Protective Strategic Objectives II VUL variable life policies

Issued by Protective Life Insurance Company

Protective Variable Life Separate Account

This Supplement amends certain information in your variable universal life policy Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-265-1545.

The Prospectus is updated so all changes outlined in the supplement dated September 29, 2025, will apply to California issued Policies with an application signed on or after October 13, 2025. The Extended No-Lapse Guarantee rider is available to California issued Policies with an application signed on or after October 13, 2025.

Please note, the ExtendCare Chronic Illness Accelerated Death Benefit rider is not available to Policies issued in California.

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If you have any questions regarding this supplement, please work with your financial professional or contact us toll free at 1-800-265-1545. Please keep this Supplement for future reference.